Supplement Dated February 9, 2012 to the Statement of Additional Information for the Lincoln Variable Insurance Products Trust Dated May 1, 2011 LVIP SSgA Bond Index Fund (the “Fund”)

This Supplement (the “Supplement”) updates certain information in the above-dated Statement of Additional Information (“SAI”) for the Lincoln Variable Insurance Products Trust (the “Trust”). You may obtain copies of the fund’s SAI free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

The purpose of this Supplement is to provide information about the portfolio managers for the Fund.  Effective immediately, the information pertaining to SSgA Funds Management, Inc. (Passive Fixed Income Team) in the “Other Accounts Managed” table on Page 40 is deleted in its entirety and replaced with the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Adviser/Sub-Adviser and Portfolio Manager	Number of Accounts	Total Assets* in the Accounts	Number of Accounts	Total Assets* in the Accounts	Number of Accounts	Total Assets* in the Accounts
SSgA Funds Management, Inc. (Passive Fixed Income Team)
Michael J. Brunell**	22	31,300	65	47,440	192	88,610
Max DeSantis**	22	31,300	65	47,440	192	88,610
Mahesh Jayakumar**	22	31,300	65	47,440	192	88,610

*in millions of dollars

**information as of December 31, 2011

On Page 42, the information pertaining to SSgA Funds Management, Inc. (Passive Fixed Income Team) in the “Other Accounts Managed with Performance-Based Advisory Fees” table is deleted and replaced with the following:

Adviser/Sub-Adviser and Portfolio Managers	Number of Accounts with Incentive Fees	Total Assets
SSgA Funds Management, Inc. (Passive Fixed Income Team)	0	0

This Supplement is dated February 9, 2012.

Please separate this Supplement and keep it with your records.